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                                                                 Exhibit 10.36


                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is executed effective as of the 23rd day April, 2001, by and between Cytomedix, Inc., a Delaware corporation ("Debtor"), and First Security Bank, as Collateral Agent ("Collateral Agent"), under the terms provided herein, for the benefit of the Holders of the Debtor's Series 2001 12% Convertible Secured Promissory Notes (the "Notes"), all more particularly described on EXHIBIT A attached hereto and made a part hereof (the "Lenders").

                              W I T N E S S E T H:

     WHEREAS, each Lender has advanced credit to Debtor as evidenced by a Series 2001 12% Convertible Secured Promissory Note of even date herewith naming Debtor as "Company" and such Lender individually as a "Holder" and payable with interest at the rate of twelve percent (12%) per annum as provided therein;

     WHEREAS, to secure payment of the Secured Debt (as defined below), Debtor has agreed to grant to Collateral Agent, for the ratable benefit of itself and the other Lenders pro rata to the amount of indebtedness under the Notes (less amounts converted), a security interest in the collateral as hereinafter described;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in exchange for the mutual promises and covenants contained herein, the parties hereto, intending to be legally bound, agree as follows:

     1. DEFINITIONS. For purposes of this Agreement, the capitalized terms used herein shall have the following meanings, unless the context otherwise specifically requires:

          (a) "COLLATERAL" shall mean and refer to all of the Debtor's personal assets and personal property and rights in and to property of any nature whatsoever, tangible and intangible, presently owned or hereafter acquired, including without limitation the following:

               (i) all equipment, machinery, furniture, furnishings, fixtures, and any and all other tangible personal property, and all additions, accessions, replacements and substitutions with respect thereto, presently owned or hereafter acquired by Debtor (hereafter collectively referred to as the "Equipment") ;

               (ii) all accounts, accounts receivable, contracts and contract rights, chattel paper, documents, instruments, general intangibles, and other forms of obligation and rights to the payment of money or other property, presently owned or hereafter acquired by Debtor (hereinafter collectively referred to as the "Accounts");

               (iii) all of Debtor's inventory, including all goods, merchandise, materials, components, work in process, furnished goods, and other tangible personal property presently owned or hereafter acquired by Debtor and held for sale, lease, consumption, or other use in Debtor's business, and all additions, accessions, replacements and substitutions with respect thereto (hereinafter collectively referred to as "Inventory");

               (iv) all insurance proceeds, refunds, and premium rebates, whether or not any Lender or Collateral Agent is the loss payee thereof, including, without limitation, proceeds of fire and credit insurance, to the extent that any such proceeds, refunds and premiums are related to any of the foregoing;


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               (v) all claims for tax refund, whether now existing or hereafter arising, of such Debtor against any city, county, state or federal government or any agency or authority or other subdivision thereof, and the proceeds thereof;

               (vi) all contract rights, intellectual property, and general intangibles ("General Intangibles") of every kind, character and description, both now owned and hereafter acquired, including, without limitation, goodwill, trademarks, service marks, domain names, trade styles, trade names, patents, applications for any of the foregoing ("Intellectual Property") and deposit accounts;

               (vii) all liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing, including the rights of stoppage in transit;

               (viii) a pledge of all of Debtor's stock, ownership interest, partnership interest or other equity position whatsoever in any subsidiary corporation, limited liability company, partnership, joint venture, association, entity or other organization (domestic or foreign); and

               (ix) to the extent not otherwise included, all proceeds, products, substitutions, and accessions of or to any and all of the foregoing and all collateral security, indemnities, warranties and guaranties given by any Person with respect to any of the foregoing. (Although proceeds are covered, except as otherwise expressly provided herein or in the other Loan Documents, Collateral Agent does not authorize the sale or other transfer of any of the Collateral or the transfer of any interest in the Collateral, except for the sale of goods in the ordinary course of Debtor's business).

          (b) "DEBTOR" shall mean and refer to Cytomedix, Inc., a Delaware corporation, and its successors in interest.

          (c) "PERMITTED LIENS" means:

               (i) liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, PROVIDED that adequate reserves with respect thereto are maintained on the books of Debtor in conformity with generally accepted accounting principles;

               (ii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

               (iii) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

               (iv) deposits by or on behalf of Debtor to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

               (v) liens securing indebtedness of Debtor incurred to finance the acquisition of fixed or capital assets, PROVIDED that (i) such liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such liens do not at any time encumber any property other than the property financed by such indebtedness and (iii) the amount of indebtedness secured thereby is not increased; and

               (vi) Liens created pursuant to this Agreement.

          (d) "PROMISSORY NOTE" shall mean and refer to each Series 2001 12% Convertible Promissory

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Note of even date herewith naming Debtor as "Company" and a Lender as "Holder"
payable with interest at the rate of twelve percent (12%) per annum on April 1, 2005, all substantially in the form as EXHIBIT B, and any amendments, modifications, extensions, renewals or refinancings thereof.

          (e) "SECURED DEBT" shall mean and refer to (i) all amounts payable pursuant to a Promissory Note (including principal and interest) and pursuant to any amendments, modifications, renewals, extensions or refinancings thereof;
(ii) all future advances from a Lender to Debtor under a Promissory Note; (iii) any liabilities or obligations of Debtor arising under or in connection with this Agreement or any other Loan Document, whether now existing or hereafter arising, contingent or otherwise; (iv) any and all other obligations of Debtor to a Lender under a Promissory Note of every kind and description, direct or indirect, absolute or contingent, presently existing or hereafter arising; and
(v) all costs and expenses of collection of the foregoing, or in preserving, protecting or realizing upon the Collateral, including, without limitation, attorneys' fees and other legal expenses.

          (f) "SECURITIES PURCHASE AGREEMENT" shall mean and refer to each Securities Purchase Agreement of even date herewith by and between Debtor as "Company" and a Lender as "Buyer" with respect to the purchase of a Promissory Note.

          (g) "UCC" shall mean and refer to the Uniform Commercial Code, as amended, in effect under the laws of the State of Illinois, or such other state as may be appropriate.

     2. GRANT OF SECURITY INTEREST. As security for the full and timely payment of all of the Secured Debt, Debtor hereby assigns and grants to Collateral Agent, ratably for the benefit of itself and the other Lenders, pro rata to the amount of indebtedness under the Notes (less amounts converted), a continuing first priority security interest (subject to the Permitted Liens) in and to all Debtor's right, title, and interest in and to the Collateral; to have and to hold unto the Collateral Agent, its successors in interest and assigns forever, or until the earlier full payment, discharge and satisfaction of all of the Secured Debt. Collateral Agent shall have all of the rights and remedies of a secured party under the applicable UCC as non-exclusive rights and remedies.

     3. AGENCY.

          (a) APPOINTMENT. As evidenced by the Securities Purchase Agreement, each Lender hereby irrevocably designates and appoints Collateral Agent as the agent (in such capacity, the "Collateral Agent") of such Lender under this Agreement and the other Loan Documents to hold all Collateral and act with respect to all Collateral, and each such Lender irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf in connection with the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are delegated to the Collateral Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Collateral Agent. Any reference to the Collateral Agent in this Section 3 shall be deemed to refer to the Collateral Agent solely in its capacity as a Lender.

          (b) DELEGATION OF DUTIES. The Collateral Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable

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care.

          (c) EXCULPATORY PROVISIONS. Neither the Collateral Agent nor any of its officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by Debtor or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of Debtor to perform its obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Debtor.

          (d) RELIANCE BY COLLATERAL AGENT. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Debtor), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent may deem and treat the payee of any Promissory Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of a majority in interest of the Lenders (or such other proportion as may be required herein) to authorize or require such action as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of each of a majority in interest of the Lenders (or such proportion as may be required herein) to authorize or require such action, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Promissory Notes.

          (e) NON-RELIANCE ON COLLATERAL AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys and other advisors, partners, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Collateral Agent hereinafter taken, including any review of the affairs of Debtor or any affiliate of Debtor, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Lender. Each Lender represents to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition, prospects and creditworthiness of Debtor and its affiliates and made its own decision to make its loans under its Promissory Note and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition, prospects and creditworthiness of Debtor and its affiliates. The Collateral Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning


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the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of Debtor or any affiliate of Debtor that may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys and other advisors, partners, attorneys-in-fact or affiliates.

          (f) INDEMNIFICATION. The Lenders agree to indemnify the Collateral Agent in its capacity as such (to the extent not reimbursed by Debtor to the extent it is required to do so under the Loan Documents and without limiting the obligation of Debtor to do so), ratably according to their respective pro rata shares of the principal amount of the loans outstanding under the Notes in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the loans under the Notes shall have been paid in full, ratably in accordance with such respective pro rata shares of the principal amount of the loans outstanding immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (including, without limitation, at any time following the payment of the loans under the Notes) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of, this Agreement or any of the other Loan Documents or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided, that, no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely from the Collateral Agent's gross negligence or willful misconduct. Notwithstanding any other provisions of this Agreement, the agreements in this Section shall survive the payment of such loans and all other amounts secured hereunder.

          (g) COLLATERAL AGENT IN ITS INDIVIDUAL CAPACITY. The Collateral Agent and its affiliates may make loans to, and generally engage in any kind of business with the Debtor as though the Collateral Agent was not the Collateral Agent. With respect to its loans made or renewed by it and any Promissory Note issued to it, the Collateral Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Collateral Agent, and the terms "Lender" and "Lenders" shall include the Collateral Agent in its individual capacity.

          (h) SUCCESSOR COLLATERAL AGENT. The Collateral Agent may resign as Collateral Agent upon 30 days' notice to the Lenders and the Debtor. If the Collateral Agent shall resign as Collateral Agent under this Agreement and the other Loan Documents, then the Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be subject to approval by the Debtor (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to and become vested with the rights, powers and duties of the resigning Collateral Agent, and the term "Collateral Agent" shall mean such successor agent effective upon such appointment and approval, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement or any holders of the loans made under the Promissory Notes. If no successor agent has been appointed and accepted appointment as Collateral Agent by the date that is 30 days following a retiring Collateral Agent's notice of resignation, the retiring Collateral Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Collateral Agent hereunder until such time, if any, as the Lenders appoint a successor agent as provided for above. After any retiring Collateral Agent's resignation as Collateral Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement and the other Loan Documents.

          (i) AUTHORIZATION TO RELEASE LIENS. The Collateral Agent is hereby irrevocably authorized by each of the Lenders to release any lien covering any Collateral that is the subject of a sale or other disposition which is permitted by this Agreement or the other Loan Documents.


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     4. REPRESENTATIONS AND WARRANTIES OF THE DEBTOR. The Debtor hereby represents and warrants as follows and such representations and warranties shall also be deemed to be made MUTATIS MUTANDIS with respect to each subsidiary of the Debtor as if such subsidiary were the Debtor and with respect to Cytomedix, N.V. at such time as it becomes a stockholder of Debtor:

          (a) ORGANIZATION AND GOOD STANDING. The Debtor is a corporation, duly organized, validly existing, and in good standing under the laws of the state of its jurisdiction of organization, with full corporate power and authority to execute, deliver and perform this Agreement and to own and operate its properties and to carry on its business as presently conducted and anticipated. The Debtor is duly qualified as a foreign corporation to transact business, and is in good standing and in every state or other jurisdiction where the character of its properties owned or leased, or the nature of its activities, makes such qualification necessary under applicable law, except where the failure to so qualify would not have a Material Adverse Effect (as defined below) on the Debtor.

          (b) AUTHORITY. Debtor has the requisite corporate power and authority to enter into this Agreement, each Promissory Note and the agreements and documents contemplated in connection herewith (collectively, the "Loan Documents", to execute and deliver the Loan Documents and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Loan Documents by the Debtor and the consummation by the Debtor of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action on the part of the Debtor and its Board of Directors, and no other corporate proceedings on the part of the Debtor are necessary to authorize the execution, delivery and performance of this Agreement or the Loan Documents.

          (c) VALIDITY. This Agreement and the Loan Documents have been duly executed and delivered by the Debtor and constitute the legal, valid, and binding obligations of the Debtor, enforceable against the Debtor in accordance with their respective terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, and other similar laws affecting the enforcement of creditors' rights generally.

          (d) NO VIOLATIONS. Neither the execution and delivery of this Agreement or the Loan Documents nor the consummation by the Debtor of the transactions contemplated hereby or thereby, nor the compliance by the Debtor with any of the provisions hereof or thereof, will (i) violate, conflict with, or constitute a breach or default under (or an event which, with notice, lapse of time or both, would constitute a breach or default), or give rise to any right of termination or acceleration or result in the creation of any lien, security interest, charge or encumbrance upon any property of the Debtor (other than in favor of Collateral Agent) under (x) Debtor's charter (including any certificate of designation), by-laws, or any voting agreement, stockholders' agreement or similar document to which debtor is a party relating to the rights of stockholders of Debtor, (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Debtor is a party or by which it or any of its respective properties or assets may be bound or subject or (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to the Debtor or any of its properties or assets.

          (e) NO CONSENT. Except for filings under applicable state and federal securities laws, which will be timely made, no notice to, filing with, or authorization, consent or approval of any governmental agency or authority, body or agency is necessary or required in connection with the execution, delivery or performance of this Agreement or the Loan Documents by the Debtor.

          (f) TITLE. Except for the security interest granted to Collateral Agent hereunder and certain purchase money security interests in the Equipment, Debtor is the sole owner (or, in the case of leases or licenses, the sole right holder) of the Collateral and has good, valid and marketable title thereto, free and clear of any and all liens, security interests, claims, encumbrances and adverse rights or interests whatsoever (other


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than the Permitted Liens). Debtor has not executed any financing statement with respect to all or any portion of the Collateral save and except the financing statements executed in favor of Collateral Agent in connection with this Agreement and in connection with the Permitted Liens. Set forth on EXHIBIT C is a list of all Intellectual Property for which filings with governmental authorities have been made by the Debtor or any of its subsidiaries (along with the type of filing, the filing number and the authority with which it was filed).

          (g) FIRST PRIORITY SECURITY INTEREST. The security interest granted to Collateral Agent hereunder constitute and will constitute a valid and continuing first priority lien and security interest in all Collateral as to which perfection may be achieved by filing under the UCC in favor of Collateral Agent (in each case, subject to Permitted Liens).

          (h) DEBTOR'S NAME AND ADDRESS. Debtor's current exact name and address of its principal place of business is:

                                     Cytomedix, Inc.
                                     Three Parkway North, Suite 250 North
                                     Deerfield, IL  60015

                            and Debtor's previous address was:

                                     1523 Bowman Road, Suite A
                                     Little Rock, Arkansas 72211

Debtor has not previously had or transacted business under any other names or addresses since December 31, 2000. Debtor agrees to give Collateral Agent prior notice of any change in Debtor's name and/or address or any additional names under which Debtor intends to transact business at least 30 days prior to any such change or the use of any additional name(s).

          (i) POSSESSION AND LOCATION OF THE COLLATERAL. The Collateral is and shall remain in the exclusive possession and control of Debtor, and Debtor shall not transfer possession of or relocate all or any portion of the Collateral without each Lender's prior written consent, unless Collateral Agent has received 30 days' prior written notice of such relocation and determines that its security interest is not adversely affected.

          (j) LITIGATION. There is no litigation, action, suit, proceeding, claim or investigation pending, or to the knowledge or Debtor threatened, against Debtor or with respect to all or any portion of the Collateral, or which calls into question the validity or enforceability of this Agreement or any Promissory Note or which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

          (k) BOOKS AND RECORDS. All books, records and documents relating to the Collateral are and shall continue to be true, correct and genuine in all material respects.

          (l) PERMITS. Except for exceptions that would not have a Material Adverse Effect, the Debtor is not in violation of or in default under any applicable statute, rule, order, decree, writ, injunction or regulation of any governmental body (including any court). Except for exceptions that would not have a Material Adverse Effect, the Debtor has all permits and licenses to operate its business.

          (m) TAXES. The Debtor is not delinquent in the payment of any taxes which have been levied or assessed by any governmental authority against it or its assets. The Debtor has timely filed all material tax returns which are required by law to be filed, and has paid all material taxes and all other assessments or fees levied upon the Debtor or upon its properties to the extent that such taxes, assessments or fees have become

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due. Except for exceptions that would not have a Material Adverse Effect, no controversy in respect of income taxes is pending or, to the knowledge of the Debtor, threatened.

          (n) EVENT OF DEFAULT. No event has occurred and is continuing which constitutes an Event of Default (as hereinafter defined) or would constitute such an Event of Default after notice or lapse of time or both.

          (o) FULL DISCLOSURE. To the Debtor's knowledge, there is no fact which the Debtor has not disclosed to each Lender in writing which materially affects adversely or, to the Debtor's knowledge, will materially and adversely affect the Collateral, the Collateral Agent's liens in the Collateral or the priority thereof, the other assets, business, liabilities, operations, prospects, profits or condition (financial or otherwise) of the Debtor or the ability of the Debtor to perform its obligations under each Promissory Note or the other Loan Documents (a "Material Adverse Effect").

          (p) COMPLIANCE WITH LAWS. Except for exceptions that would not have a Material Adverse Effect, the Debtor has duly complied with, and the Collateral and its business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to the Debtor, the Collateral or the conduct of the Debtor's business.

     5. COVENANTS OF DEBTOR. Debtor covenants and agrees that, from and after the date of this Agreement until all of the Secured Debt shall have been paid in full (it being understood, for purposes of this Section 5, that "Debtor" shall also apply to each of its subsidiaries):

          (a) COVENANTS. Debtor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Event of Default is caused by the failure to take such action or to refrain from taking such action by such Debtor.

          (b) INSURANCE. Debtor shall cause the casualty insurance policy maintained by it to (i) provide that no cancellation, reduction in amount or change in coverage thereof shall be effective until at least 30 days after receipt by Collateral Agent of written notice thereof, and (ii) name Collateral Agent, for the benefit of the Lenders, as an additional insured party and as the loss payee.

          (c) MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION.

               (i) Debtor shall maintain the security interest created by this Agreement as a perfected security interest having the priority described herein and shall defend such security interest against the claims and demands of all Persons whomsoever.

               (ii) Debtor will furnish to each Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as such Lender may reasonably request, all in such detail as such Lender may reasonably request.

               (iii) At any time and from time to time, upon the written request of any Lender, and at the sole expense of Debtor, Debtor will promptly and duly execute, deliver and/or have recorded with appropriate agencies such further instruments and documents and take such further actions as such Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and to the filing of any documents necessary to obtain and preserve the rights and powers in the Intellectual Property.

          (d) CHANGES IN LOCATIONS, NAME, ETC. Debtor will not, except upon 30 days' prior written notice to the each Lender and delivery to Collateral Agent promptly thereafter of all additional executed financing statements and other documents reasonably requested by any Lender to maintain the validity, perfection and priority of the security interests provided for herein:

               (i) change the location of its chief executive office or principal place of business from that referred to in Section 4(h) above; or

               (ii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Collateral Agent in connection with this Agreement would become seriously misleading.

          (e) NOTICES. Debtor will advise the each Lender promptly, in reasonable detail, of any lien (other than security interests created hereby or Permitted Liens) on any of the Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder.

          (f) RECEIVABLES COLLATERAL.

               (i) Other than in the ordinary course of business consistent with past practices, Debtor will not (i) grant any extension of the time of payment of any receivables collateral, (ii) compromise or settle any receivables collateral for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any receivables collateral, (iv) allow any credit or discount whatsoever on any receivables accounts or accounts receivable, (v) except for Permitted Liens, sell or pledge any interest in any receivables, collateral, or (vi) amend, supplement or modify any receivables collateral in any manner that could adversely affect in any material respect the value thereof.

               (ii) If at any time the aggregate amount owing to the Debtor on all Accounts as to which a governmental authority is an obligor exceeds 20% of the aggregate amount owing to the Debtor on all Accounts, Debtor shall so notify Collateral Agent and, if requested by any Lender, at the Debtor's sole cost and expense, from and after the date on which such aggregate amount first exceeds such percentage, deliver to Collateral Agent such assignments, notices of assignment and other documents or information as shall be necessary or otherwise reasonably requested by the Collateral Agent to permit the assignment hereunder of all Accounts as to which a Governmental Authority is an obligor pursuant to all applicable Governmental Requirements (including, without limitation, the Assignment of Claims Act of 1940, as amended).

          (g) INVENTORY.

               (i) Debtor shall not engage in any sale of the Inventory other than for fair consideration in the conduct of such Debtor's business in the ordinary course and shall not engage in sales or other dispositions to creditors (except for arms-length sales or disposition of finished goods to Curative Health Services, Inc. and CHS Services, Inc.); sales or other dispositions in bulk; and any use of any of the Inventory in breach of any provision of this Agreement.

               (ii) No sale of Inventory shall be on consignment, approval, or under any other circumstances such that, with the exception of the Debtor's customary return policy applicable to the return of inventory purchased by the Debtor's customers in the ordinary course, such Inventory may be returned to the Debtor without the consent of each Lender.

               (iii) All Inventory now owned or hereafter acquired by such Debtor is and will be of good, and merchantable quality and free from defects (other than defects within customary trade tolerances).

          (h) ACCOUNTS.

               (i) The amount of each Account shown on the books, records, and invoices of Debtor represented as owing by each account debtor is and will be the correct amount actually owing by such account debtor and shall have been fully earned by performance by Debtor, except as otherwise permitted by generally accepted accounting principles.

               (ii) Debtor has no knowledge of any impairment of the validity or collectibility of any of the Accounts in an aggregate amount in excess of Debtor's reserve or allowance therefore on its regularly prepared balance sheet and shall notify each Lender of any such fact immediately after Debtor become aware of any such impairment.

               (iii) Other than Permitted Liens, Debtor shall not post any bond to secure its performance under any agreement to which Debtor is a party nor cause any surety, guarantor, or other third party obligee to become liable to perform any obligation of Debtor (other than to each Lender and Collateral Agent) in the event of the Debtor's failure so to perform.

          (i) NOTIFICATION TO ACCOUNT DEBTORS. Collateral Agent shall have the right at any time following an Event of Default and at anytime thereafter) to notify any of the Debtor's account debtors to make payment directly to Collateral Agent and to collect all amounts due on account of the Collateral.

          (j) TRANSACTIONS WITH RELATED PERSONS Other than in connection with the transactions contemplated hereby or as set forth on Schedule 5(j), the Debtor shall not, directly or indirectly, make any loan or advance, purchase, assume or guarantee any note to or from any of its officers, directors, shareholders or Affiliates (as defined for purposes of the Securities Act of 1933, as amended) ("Securities Act"), or to or from any member of the immediate family of any of its officers, directors, shareholders or Affiliates, or subcontract any operations to any Affiliate; or enter into, or be a party to, any transaction with any Affiliate or shareholder of the Debtor, except in the ordinary course of and pursuant to the reasonable requirements of the Debtor's business and upon fair and reasonable terms which are fully disclosed to each Lender and are no less favorable to the Debtor than would obtain in a comparable arm's length transaction with a Person not an Affiliate or shareholder of the Debtor.

          (k) CORPORATE EXISTENCE AND MAINTENANCE OF PROPERTIES. The Debtor shall maintain and preserve its corporate existence and all rights, privileges and franchises now enjoyed; and the Debtor shall conduct its business in an orderly, efficient and customary manner, keep its properties in good working order and condition, and from time to time make all needed repairs to, renewals of or replacements of its properties (except to the extent that any of such properties is obsolete or is being replaced) so that the efficiency of such property shall be maintained and preserved. The Debtor shall file or cause to be filed in a timely manner all reports, applications, estimates and licenses which shall be required by any governmental authority and which, if not timely filed, would have a Material Adverse Effect.

          (l) MERGER AND DISSOLUTION. The Debtor shall not liquidate or dissolve, or enter into any consolidation, merger, syndicate, share exchange or other business combination or sell, lease or dispose of its business or assets as a whole or such part as in the opinion of each Lender constitute a substantial portion of its business or assets (except for transactions among the Debtor and its subsidiaries); provided, however, that the foregoing shall be inapplicable with respect to the proposed merger which is consummated in accordance with the Agreement and Plan of Merger, to which Debtor and Cytomedix, N.V. are to be parties ("Exchange

Agreement") and subject to the following further conditions: (i) the majority shareholder of Debtor after consummation thereof and all of its subsidiaries shall have unconditionally guaranteed the Secured Debt in a manner, form and substance acceptable to each Lender in its absolute discretion and Collateral Agent (on behalf of the Lenders) shall have obtained a first perfected security interest in all of such shareholder's and its subsidiaries' assets (subject only to Permitted Liens), including, but not limited to, such shareholder's stock in Debtor; (ii) upon consummation of the transactions contemplated by the Exchange Agreement, the sale by each Lender of all of the securities issuable upon conversion of its Promissory Note shall have been duly registered under the Securities Act and such securities shall be freely tradable without any restrictions except under the Securities Act and applicable securities laws;
(iii) the Exchange Agreement and the agreements referenced therein shall have been consummated without modification; and (iv) there having occurred no Event of Default and the Secured Debt having been repaid or converted in full.

          (m) INDEBTEDNESS. The Debtor shall not create, incur or suffer to exist any indebtedness for money borrowed or capitalized lease obligations other than in the ordinary course of business, except for (a) the Secured Obligations, or (b) indebtedness secured by Permitted Liens.

          (n) DISPOSITION OF ASSETS . The Debtor shall not sell, lease, transfer, convey or otherwise dispose of any of its assets or property except for sales of inventory and licensing of intellectual property in the ordinary course of business, disposition of worn out and obsolete assets and sales of assets on an arm's-length basis not to exceed $100,000 in any year.

          (o) RESTRICTED INVESTMENTS. The Debtor shall not make any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person, whether by acquisition of stock, indebtedness or other obligation or security, or by loan, advance or capital contribution, or otherwise, except for travel or other reasonable expense advances to employees in the ordinary course of business, extensions of trade credit in the ordinary course of business, investments in cash and cash equivalents, investments by the Debtor in any entity a value (measured as of the date made), when aggregated with all other investments made hereunder, that does not exceed $25,000, and transfers of assets among Debtor and its subsidiaries.

          (p) RESTRICTIONS ON DISTRIBUTIONS AND OTHER PAYMENTS; CHARTER AMENDMENTS. The Debtor shall not (a) declare any dividend on or incur any liability to make any payment or distribution of cash or other property or assets in respect of any of the Debtor's securities, or (b) make any payment on account of the purchase, redemption or other retirement of any of the Debtor's securities or any other payment or distribution made in respect thereof, either directly or indirectly. The Debtor shall not modify its Certificate of Incorporation or Bylaws without each Lender's prior written consent in a manner that could reasonably be expected to be adverse to any Lender or which is inconsistent with any Loan Document. Notwithstanding the foregoing, wholly-owned subsidiaries of the Debtor may pay dividends or make other distributions on any of such subsidiaries' equity interests owned by Debtor.

          (q) NEW BUSINESS. The Debtor shall not engage in any business other than the business in which the Debtor is currently engaged or a business reasonably related thereto or make any material change in any of its business objectives, purposes and operations which might in any way adversely affect the repayment of the Secured Debt.

          (r) SUBSIDIARIES. The Debtor shall cause each of its subsidiaries (and, upon consummation of the Exchange Agreement, its sole shareholder and such sole shareholder's subsidiaries) to execute a secured guaranty in favor of the Collateral Agent (for the benefit of the Lenders) to secure the Secured Debt with a first lien on all of its assets (subject only to Permitted Liens) and to take such other actions in connection therewith as any Lender shall request. Such secured guaranties shall contain representations, warranties and covenants which are substantially similar (but with application to the guarantor) to those set forth herein and such others as any Lender shall require in its sole and absolute discretion.

     6. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an "Event of Default" hereunder (it being understood that for the purposes of this Section 6 "Debtor" shall also be a reference to each subsidiary of Debtor (and to Cytomedix., N.V. after it becomes a shareholder of Debtor) as well, so that if any of the following events occurs with respect to any such subsidiary it would constitute an Event of Default):

          (a) nonpayment by the Debtor of any portion of the principal or interest under any Promissory Note as and when due and the continued nonpayment thereof for a period of ten (10) days; or

          (b) the occurrence of any event which would permit any Lender to accelerate payment of its Promissory Note.

     7. RIGHTS OF COLLATERAL AGENT UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter and upon the approval of the holders of a majority in interest of the unpaid principal balance of the Notes, the Collateral Agent may exercise any rights under applicable law or the Loan Documents, including, but not limited to, any one or more of the following rights and remedies:

          (a) Upon the occurrence of an Event of Default, and at any time thereafter, Collateral Agent may, at its option, declare all of the Secured Debt immediately due and payable (and upon an Event of Default arising by virtue of Debtor's bankruptcy all of the Secured Debt shall automatically and immediately be deemed declared due and payable), notwithstanding any of the terms thereof and exercise any rights and remedies available to a secured party under this Agreement, under the UCC, or otherwise available at law or in equity, including without limitation the right to enter upon any of the premises of the Debtor, with or without process of law, and take immediate possession of and remove the Collateral or any part thereof and collect and receive all income, revenues, payments and proceeds therefrom. Debtor shall, upon Collateral Agent's request, assemble the Collateral (and all records and documents relating thereto) and make such items available to Collateral Agent at a place designated by Collateral Agent which is reasonably convenient to the parties. Without removal, Collateral Agent may render any Equipment unusable and may dispose of such items of Collateral at the Debtor's business premises as provided under the UCC.

          (b) Collateral Agent may sell, lease, or otherwise dispose of all or any portion of the Collateral in any commercially reasonable manner. Disposition of the Collateral may be made by any one or more public or private proceedings upon any one or more contracts. Any such sale or disposition may be made in whole, in part, in units, or in parcels, and at any time and place designated by Collateral Agent. Any such sale or disposition may be for cash, upon credit, or upon such other terms and conditions as Collateral Agent may determine, in its sole discretion.

          (c) Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, reasonable notification of the time and place of any public sale or reasonable notification of the time after which any private sale or other intended disposition is to be made shall be sent by the Collateral Agent to the Debtor unless the Debtor after the occurrence of an Event of Default shall have signed a statement renouncing or modifying its right to notification of sale. The requirements of a reasonable notice hereunder shall be met if such notice is mailed by ordinary mail, postage prepaid, addressed to Debtor at its business address described herein, at least ten days before the time of such sale or disposition.

          (d) Each Lender shall have the right to buy all of any portion of the Collateral at any public or private sale.

          (e) The Debtor acknowledges that when all or any portion of the Collateral is disposed of by Collateral Agent after the occurrence of an Event of Default, that such disposition shall transfer to any purchaser for value all of the Debtor's rights and interests therein and any such purchaser shall take free of all rights and interests of the Debtor in such property.

          (f) Upon the occurrence of an Event of Default, Collateral Agent shall have the right to notify persons obligated to Debtor on any Accounts to make payment thereof directly to Collateral Agent and Collateral Agent may take control of all the proceeds of the Accounts. After the occurrence of an Event of Default, the Debtor will not, without the prior written consent of Collateral Agent, grant any extension of the time for payment of any of the Accounts, compromise or settle any accounts for less than the full amount thereof, or release wholly or partly any person liable for the payment thereof or allow any credit or discount whatsoever thereon.

     8. APPLICATION OF PROCEEDS AND DEFICIENCY. The proceeds of any disposition of all or any portion of the Collateral following an Event of Default shall be applied in the following order:

          (a) First, to the payment of all reasonable expenses of retaking, holding, preparing the Collateral for sale or lease, and selling, leasing, or otherwise disposing of the Collateral, including without limitation reasonable attorneys' fees and other costs incurred by the Lenders and the Collateral Agent in connection therewith;

          (b) Second, to the full and complete satisfaction of all of the Secured Debt; and

          (c) Third, any surplus shall be remitted by Collateral Agent to Debtor promptly after payment of all of the foregoing. In the event there is a surplus and any other person makes a claim to the surplus amount, the Lenders may hold said sum (without liability for interest or otherwise) or institute an interpleader action and deposit said sum with an appropriate court of competent jurisdiction until such time as the rights in such surplus are fully and finally determined by a final nonappealable decision of a court of competent jurisdiction or by agreement of all interested parties.

     To the extent the proceeds from the disposition of the Collateral are insufficient to satisfy items 8(a) and (b) above, Debtor shall remain liable to the Lenders for the payment of such deficiency, with interest at the rate of twelve percent (12%) per annum.

     9. POWER OF ATTORNEY. Debtor hereby makes, constitutes and appoints Collateral Agent as its true and lawful agent and attorney in fact, with full power of substitution, and in Debtor's name, place and stead after the occurrence of an Event of Default (i) to collect, pursue collection of, and receive payment for any and all income, proceeds or payments with respect to any Collateral; (ii) to endorse the name of Debtor upon any notes, checks, acceptances, drafts, money orders, instruments or other documents relating to the Collateral, or the income, proceeds, or payments with respect thereto so as to affect the deposit and collection thereof, (iii) to waive, sue for, settle, adjust, or compromise any claims or right with respect to the Collateral; and
(iv) to take any action in the name and on behalf of the Debtor to fulfill any representation, warranty, covenant or agreement of the Debtor contained herein or as may be necessary or appropriate to carry out the purposes and intent of this Agreement and to perfect and protect the Collateral Agent's security interest in the Collateral and its rights therein. Debtor agrees that neither Collateral Agent nor any of its agents, designees, officers or employees will be liable for any acts of commission or omission, or for any error of judgment or mistake of facts or law with respect to the exercise of said power of attorney save and except fraud, gross misconduct, or a knowing violation of law. The power of attorney granted hereunder is coupled with an interest and shall be irrevocable during the term of this Agreement.

     10. DURATION. This Agreement shall continue in full force and effect, and the security interest granted hereby and the representations, warranties, covenants and obligations of the Debtor hereunder and all the terms, conditions and provisions hereof shall continue to be fully operative until the Debtor shall have fully paid and discharged all of the Secured Debt. Debtor agrees that to the extent a payment or payments to a Lender are subsequently invalidated, set aside or otherwise required to be repaid, the obligation or part thereof intended to be satisfied, and the security interest in the collateral granted hereby, shall be revived and continued in full force and effect as if said payment had not been made.

     11. MISCELLANEOUS.

          (a) ASSIGNMENT. This Agreement and the rights, obligations and duties of the Debtor hereunder shall not be assignable or otherwise transferable by Debtor. Any Lender may, upon notice to Debtor, transfer, participate or assign any or all of its rights and obligations under this Agreement.

          (b) FEES OF LEGAL COUNSEL. In the event a Lender or Collateral Agent shall employ legal counsel to protect its rights hereunder or to enforce any term or provision hereof or to protect its interest in the Collateral, such attorneys' fees and other legal expenses shall become part of the Secured Debt and shall be payable by Debtor to a Lender and Collateral Agent upon demand. The Debtor shall pay all fees and expenses of the Lenders and Collateral Agent in connection with the negotiation, consummation and implementation of this Agreement and the Loan Documents and the performance of its obligations hereunder.

          (c) FURTHER ASSURANCES. Debtor agrees that from time to time hereafter, upon request, it will, at its sole expense, execute, acknowledge and deliver such other instruments and documents and take such further action as may be reasonably necessary to carry out the intent of this Agreement and the Loan Documents, specifically including, but not limited to the delivery of executed stock powers and stock certificates or other evidences of ownership necessary to perfect the pledge of any such securities granted hereunder and the execution and delivery of patent and other intellectual property assignments. The Debtor shall make appropriate entries upon its financial statements and its books and records disclosing the Collateral Agent's liens and security interests in the Collateral.

          (d) MODIFICATION. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

          (e) BINDING EFFECT AND BENEFIT. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto, their heirs, executors, administrators, personal representatives, successors in interest and permitted assigns.

          (f) HEADINGS AND CAPTIONS. Subject headings and captions are included for convenience purposes only and shall not affect the interpretation of this Agreement.

          (g) NOTICE. All notices, requests, demands and other communications permitted or required hereunder shall be in writing, and either (i) delivered in person, (ii) sent by express mail or other overnight delivery service providing receipt of delivery, (iii) mailed by certified or registered mail, postage prepaid, return receipt requested or (iv) sent by telex, telegraph or other facsimile transmission as follows:

          If to Debtor, addressed or delivered in person to:

                   Cytomedix, Inc.
                   Three Parkway North, Suite 250 North
                   Deerfield, IL  60015
                   Attention:  President

                   Fax: (847) 405-7801

          If to the Collateral Agent, on behalf of the Lenders:

                   First Security Bank
                   Attn: Trust Dept.
                   P. O. Box 1009
                   Searcy, AR  72145-1009
                   Fax: (501) 278-2184

          or to such other address as either party may designate by notice in accordance with this Section.

          Any such notice or communication, if given or made by prepaid, registered or certified mail or by recorded express delivery, shall be deemed to have been made when actually received, but not later than three (3) business days after the same was properly posted or given to such express delivery service and if made properly by telex, telecopy or other facsimile transmission such notice or communication shall be deemed to have been made at the time of dispatch.

          (h) SEVERABILITY. If any portion of this Agreement is held invalid, illegal or unenforceable, such determination shall not impair the enforceability of the remaining terms and provisions herein, which may remain effective, and to this end this Agreement is declared to be severable.

          (i) TIME FOR PERFORMANCE. Time is of the essence in this Agreement.

          (j) WAIVER. No waiver of a default, breach or other violation of any provision of this Agreement shall operate or be construed as a waiver of any subsequent default, breach or other violation or limit or restrict any right or remedy otherwise available. No delay or omission on the part of any Lender or Collateral Agent to exercise any right or power arising by reason of a default shall impair any such right or power or prevent its exercise at any time during the continuance thereof.

          (k) GENDER AND PRONOUNS. Throughout this Agreement, the masculine shall include the feminine and neuter and the singular shall include the plural and vice versa as the context requires.

          (l) ENTIRE AGREEMENT. This Agreement and each Note constitute the entire agreement of the parties and supersedes any and all other prior agreements, oral or written, with respect to the subject matter contained herein.

          (m) GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, THE DEBTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN CHICAGO, STATE OF ILLINOIS. EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. THE DEBTOR WAIVES ANY OBJECTION WHICH THE DEBTOR MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO ANY SUIT OR PROCEEDING INSTITUTED BY ANY LENDER OR COLLATERAL AGENT

UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS IN ANY STATE OR FEDERAL COURT LOCATED WITHIN CHICAGO, STATE OF ILLINOIS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY LENDER OR COLLATERAL AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST THE DEBTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH HAS JURISDICTION OVER THE DEBTOR OR ITS PROPERTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND COLLATERAL AGENT TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, MAKE THE LOANS AND EXTEND THE OTHER FINANCIAL ACCOMMODATIONS CONTEMPLATED HEREUNDER AND THEREUNDER.

          (n) INCORPORATION BY REFERENCE. All exhibits and documents referred to in this Agreement shall be deemed incorporated herein by any reference thereto as if fully set out.

          (o) COUNTERPARTS. This Agreement may be executed in one or more counterparts (all counterparts together reflecting the signature of all parties) each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          (p) SERVICE OF PROCESS. Debtor hereby irrevocably consents that service of legal process in any such action or proceeding may be made in any manner permitted by the rules of practice and procedure applicable to such courts.

          (q) DEBTOR'S FAILURE TO PAY COSTS OR EXPENSES. If the Debtor fails to pay any cost or expense required hereunder to be paid by Debtor, (including, without limitation, insurance and taxes) any Lender and/or Collateral Agent may, at its option, pay such cost or expense on behalf of the Debtor, and in such event the amount so paid by such party shall become part of the Secured Debt hereunder and shall be payable by Debtor to such party upon demand.

          (r) INSPECTION. Any Lender and/or Collateral Agent (by any of its respective officers, employees and agents) shall have the right, at any reasonable time or times during the Debtor's usual business hours, to inspect the Collateral, all records related thereto (and to make extracts from such records), and the premises upon which any of the Collateral is located, after an Event of Default, to request information relating to the Debtor from any Person and to verify the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral. Collateral Agent may, at any time upon and after the occurrence of a default or an Event of Default and during the continuance thereof, employ and maintain in the Debtor's premises custodians selected by Collateral Agent who shall have full authority to do all acts necessary to protect Collateral Agent's interest. All expenses incurred by Collateral Agent by reason of the employment of such custodians shall be paid by the Debtor, added to the Secured Debt and secured by the Collateral. The Debtor irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by any Lender or the Collateral Agent from or on behalf of the Debtor, and the Debtor does hereby irrevocably agree that each Lender and the Collateral Agent shall have the continuing exclusive right to apply and to reapply any and all such payments and collections received at any time or times hereafter by such Lender and/or Collateral Agent or its agents against the Secured Debt which are due and payable at the time of such application, in such manner as provided herein.

          (s) NON-CUMULATIVE REMEDIES. The enumeration of the Lender's and Collateral Agent's rights and remedies set forth in this Agreement is not intended to be exhaustive and the exercise by them of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, under the Loan Documents or under any other agreement to which the Debtor and any Lender or which may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of any Lender or Collateral Agent in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Debtor and any other party hereto or its employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any Event of Default. Neither any Lender nor Collateral Agent shall not, under any circumstances or in any event whatsoever, have any liability for any error, omission or delay of any kind occurring in the liquidation of the Collateral or for any damages resulting therefrom except damages directly attributable to such party's (or its officers', employees' or agents') gross negligence or willful misconduct.

          (t) SURVIVAL OF AGREEMENTS. All agreements, covenants, representations and warranties contained herein or made in writing by or on behalf of the Debtor in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the other Loan Documents.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year aforesaid.

                                  DEBTOR:

                                  CYTOMEDIX, INC.

                                  By:    /s/ Glenn M. Charlesworth
                                      ----------------------------------------
                                  Name:  Glenn M. Charlesworth
                                        --------------------------------------
                                  Title: Vice President for Finance and Chief
                                         Financial Officer
                                        --------------------------------------



                                  SECURED PARTY:

                                  By: COLLATERAL AGENT

                                      FIRST SECURITY BANK

                                     By:    /s/ Frank Faust
                                        --------------------------------------
                                     Name:  Frank Faust
                                            ----------------------------------
                                     Title: Vice President and Trust Officer
                                            ----------------------------------

                                    EXHIBIT A

                                  Note Holders

                                    Exhibit B

                                  Form of Note

                                    Exhibit C

                                                                      SCHEDULE 1

                          U.S. TRADEMARK REGISTRATIONS
                            AND PENDING APPLICATIONS

                                        REGISTERED U.S. TRADEMARKS
--------------------------------------------------------------------------------------------------------------------
MARK                                           REG. NO.                                 DATE OF ISSUE
-----                                          --------                                 -------------
Autologous                                     US 75/507,641                            6/23/98 Issued 4/11/00
Autologous Platelet Gel                        US 75/507,346                            6/23/98
Autologous Platelet Jel                        US 75/507,345                            6/23/98
Autolo-Gel                                     US 75/759,746                            7/26/99
Autolo                                         US 75/759,747                            7/26/99
Cytomedix


                                   PENDING U.S. TRADEMARK APPLICATIONS
-----------------------------------------------------------------------------------------------------
MARK                                             SERIAL NO.                              FILING DATE
----                                             ----------                              ------------


                         FOREIGN TRADEMARK REGISTRATIONS
                            AND PENDING APPLICATIONS

                          REGISTERED TRADEMARKS


                                      REGISTERED FOREIGN  TRADEMARKS
--------------------------------------------------------------------------------------------------------------------
MARK                                           REG. NO.                                 DATE OF ISSUE
-----                                          --------                                 -------------
                                               Canada 512700                            7/07/99
                                               Japan 2400316                            4/30/92
                                               Sweden 220805                            2/01/99
                                               US 1,596,010                             5/15/90

                                 PENDING FOREIGN. TRADEMARK APPLICATIONS
-----------------------------------------------------------------------------------------------------
MARK                                           SERIAL NO.                                FILING DATE
----                                           ----------                                ------------
                                               Philippines App. No. 01601                2/16/99

                                                                      SCHEDULE 2

                    U.S. COPYRIGHTS, COPYRIGHT REGISTRATIONS
                            AND PENDING APPLICATIONS

                        NON-REGISTERED COPYRIGHTS CLAIMED

                                  REGISTERED U.S. COPYRIGHTS
-----------------------------------------------------------------------------------------------------
COPYRIGHT                                      REG. NO.                                 DATE OF ISSUE
---------                                      --------                                 -------------


                               PENDING U.S. COPYRIGHT APPLICATIONS
---------------------------------------------------------------------------------------------------
COPYRIGHT                                      SERIAL NO.                               FILING DATE
---------                                      ----------                               -----------


                                                                      SCHEDULE 3

                       U.S. PATENTS, PATENT REGISTRATIONS
                            AND PENDING APPLICATIONS

                             REGISTERED U.S. PATENTS
-------------------------------------------------------------------------------------------------------------------
PATENT                                                           REG. NO.                             DATE OF ISSUE
------                                                           --------                             -------------

Improved Enriched Platelet Wound Healant                         PCT/US99/02981                       2/13/99
Improved Enriched Platelet Wound Healant                         US Patent (to be assigned)           7/19/00
                                                                 US 5,470,831                         11/28/95
                                                                 US 5,776,892                         7/07/98
Wound Healing Agents                                             US
Wound Healing Agents                                             US
Wound Healing Agents                                             US
Wound Healing Agents (Hair Growth)                               US 4,957,742                         9/18/90
Isolating Wound Capillary Endothelial Cells                      US
Wound Healing Agents                                             US
Wound Healing Agents                                             US
Wound Healing Agents                                             US
Virus Free Platelet Derivative                                   US
Method for Promoting Hair Growth                                 US 5,178,883                         1/12/93
Coating a Prosthetic Surface w/ Mammalian Cells                  US
Coating a Prosthetic Surface w/ Mammalian Cells                  US
Wound Healing Agents                                             US
Wound Healing Agents                                             US
Virus Free Platelet Derivative & Method of Making Same           US
Method & Assay Improved Specific Binding Reactivity              US
Method & Assay Improved Specific Binding Reactivity              US
Method & Assay Improved Specific Binding Reactivity              US
Platelet Releasale for Efficacious Treatment of Tissue           US 5,599,558                         2/04/97


                                PENDING U.S. PATENT APPLICATIONS
---------------------------------------------------------------------------------------------------
PATENT                                      SERIAL NO.                               FILING DATE
------                                      ----------                               -----------


                      FOREIGN PATENTS, PATENT REGISTRATIONS
                            AND PENDING APPLICATIONS

                                                      REGISTERED FOREIGN PATENTS
-----------------------------------------------------------------------------------------------------------------------
PATENTS                                                          REG. NO.                             DATE OF ISSUE
Improved Enriched Platelet Wound Healant                         Australia 53122/99                   2/29/00
Improved Enriched Platelet Wound Healant                         Brazil (TBA)                         1/31/00
Improved Enriched Platelet Wound Healant                         Canada 2,301,794                              2/18/00
Improved Enriched Platelet Wound Healant                         Japan 2000-555609                    1/31/00
Improved Enriched Platelet Wound Healant                         Mexico 000009                        1/03/00
Improved Enriched Platelet Wound Healant                         Great Britain 00024257               2/02/00
                                                                 Austria E 164 167                    3/18/98
                                                                 Belgium 0 562 329B                   3/18/98
                                                                 Canada 2,098,921                     Filing Date 12/20/91
                                                                 Switzerland 0 563 329B               3/18/98
                                                                 Germany 69129121                     3/18/98
                                                                 Denmark 0 563 329B                   3/18/98
                                                                 European 0 563 329B                  3/18/98
                                                                 Spain 2117045                        3/18/98
                                                                 France 0 563 329B                    3/18/98
                                                                 Great Britain 0 563 329B             3/18/98
                                                                 Italy 0 563 329B                     3/18/98
                                                                 Korea 204,400                        3/29/99
                                                                 Netherlands 0 563 329B               3/18/98
                                                                 Sweden 0 563 329B                    3/18/98
                                                                 WO PCT (US91/09813)                  12/20/91
                                                                 Europe (Published) 94921322.7        (6/17/94)
                                                                 WO PCT (US94/06888)                  (6/17/94)
Wound Healing Agents                                             AR 235,349                           8/31/87
Wound Healing Agents                                             CA 1,261,259                         9/26/89
Wound Healing Agents                                             lE 57,894                            5/05/98
Wound Healing Agents                                             IL 77,096                            11/19/85
Wound Healing Agents                                             WO
Wound Healing Agents                                             AU 596,954
Wound Healing Agents                                             BR
Wound Healing Agents                                             DK 165,168                           3/01/93
Wound Healing Agents                                             FI 85,219                            3/25/92
Wound Healing Agents                                             HU
Wound Healing Agents                                             JP 1,986,949                         11/08/95
Wound Healing Agents                                             NO 170,194                           9/23/92
Wound Healing Agents                                             RU
Wound Healing Agents                                             AT 202,298                           7/15/92
Wound Healing Agents                                             BE 202,298                           7/15/92
Wound Healing Agents                                             CH 202,298                           7/15/92
Wound Healing Agents                                             DE 202,298                           7/15/92



Wound Healing Agents                                             EP 202,298                           7/15/92
Wound Healing Agents                                             EP
Wound Heeling Agents                                             FR 202,298                           7/15/92
Wound Healing Agents                                             GB 202,298                           7/15/92
Wound Healing Agents                                             IT 202,298                           7/15/92
Wound Healing Agents                                             LU 202,298                           7/15/92
Wound Healing Agents                                             NL 202,298                           7/15/92
Wound Healing Agents                                             SE 202,298                           7/15/92
Wound Healing Agents                                             AT
Wound Healing Agents                                             DE
Wound Healing Agents                                             GB 2,248,777
Wound Healing Agents                                             8,603,122
Wound Healing Agents                                             NL
Wound Healing Agents                                             SE
Wound Healing Agents                                             CH 310,686                           4/12/89
Wound Healing Agents (Hair Growth)                               AU
Wound Healing Agents (Hair Growth)                               CA
Wound Healing Agents (Hair Growth)                               EP
Wound Healing Agents (Hair Growth)                               JP
Wound Healing Agents (Hair Growth)                               WO
Isolating Wound Capillary Endothelia Cells                       WO
Platelet Releasale for Efficacious Treatment of Tissue           AU 659,405                           9/05/95
Platelet Releasale for Efficacious Treatment of Tissue           CA
Platelet Releasale for Efficacious Treatment of Tissue           DE 417,818                           11/29/95
Platelet Releasale for Efficacious Treatment of Tissue           EP 417,818                           11/29/95
Platelet Rcleasale for Efficacious Treatment of Tissue           FR 9,011,398                         6/16/95
Platelet Releasale for Efficacious Treatment of Tissue           FR 417,818                           11/29/95
Platelet Releasale for Efficacious Treatment of Tissue           GB 417,818                           11/29/95
Platelet Releasale for Efficacious Treatment of Tissue           IL
Platelet Releasale for Efficacious Treatment of Tissue           IT 417, 818                          11/29/95
Platelet Releasale for Efficacious Treatment of Tissue           JP
Platelet Releasale for Efficacious Treatment of Tissue           KR
Platelet Releasale for Efficacious Treatment of Tissue           NL 417,818                           11/29/95
Platelet Releasale for Efficacious Treatment of Tissue           NO
Platelet Releasale for Efficacious Treatment of Tissue           NZ 235,326                           9/20/93
Platelet Releasale for Efficacious Treatment of Tissue                    US
Platelet Reteasale for Efficacious Treatment of Tissue           WO
Platelet Releasale for Efficacious Treatment of Tissue           ZA 907, 276                          5/27/92
Virus Free Platelet Derivative                                   IL
Virus Free Platelet Derivative                                   NZ
Virus Free Platelet Derivative                                   WO
Virus Free Platelet Derivative                                   ZA 911,652                           3/25/92
Coating a Prosthetic Surface w/ Mammalian Cells                  AU
Coating a Prosthetic Surface w/ Mammalian Cells                  CA
Coating a Prosthetic Surface w/ Mammalian Cells                  EP



Coating a Prosthetic Surface w/ Mammalian Cells                  FI
Coating a Prosthetic Surface w/ Mammalian Cells                  IL 97,896                            8/27/95
Coating a Prosthetic Surface w/ Mammalian Cells                  NO
Coating a Prosthetic Surface w/ Mammalian Cells                  NZ
Coating a Prosthetic Surface w/ Mammalian Cells                  US
Coating a Prosthetic Surface w/ Mammalian Cells                  WO
Coating a Prosthetic Surface w/ Mammalian Cells                  ZA 912,882                           1/29/92
Method & Assay Improved Specific Binding Reactivity              AU
Method & Assay Improved Specific Binding Reactivity              CA
Method & Assay Improved Specific Binding Reactivity              EP
Method & Assay Improved Specific Binding Reactivity              JP
Method & Assay Improved Specific Binding Reactivity              NZ


                       PENDING FOREIGN PATENT APPLICATIONS
---------------------------------------------------------------------------------------------------
PATENT                                      SERIAL NO.                               FILING DATE
------                                      ----------                               -----------
                                            Canada (Pending) Appl. No. 2,165,418     6/17/94
                                            Japan (Pending) Appl. No. 4-505279       12/20/91
                                            Japan (Pending) Appl. No. 07-502990      6/17/94

                                                                      SCHEDULE 4

                    TRADEMARK, COPYRIGHT AND PATENT LICENSES

Trademark, Copyright and Patent Licenses with respect to which Grantor is a licensor:

                                                                                            Trademark, Copyright or
                                                                                            Patent Registration or
Grantor                         Licensee                      Date of License               Serial Number
-------                         --------                      ---------------               -----------------------




Trademarks, Copyrights and Patents with respect to which Grantor is a licensee:

                                                                                            Trademark, Copyright or
                                                                                            Patent Registration or
Grantor                         Licensee                      Date of License               Serial Number
-------                         --------                      ---------------               -----------------------
BTG USA Inc                     Cytomedix, Inc.               1/19/98                       All patients transferred to
                                                                                            Cytomedix, Inc. under
                                                                                            Asset Purchase
                                                                                            Agreement with Curative

University of Minnesota         Cytomedix, Inc.               12/31/86                      U.S. Patents No. 5,165,938

University of Minnesota         Cytomedix, Inc.               9/30/88                       U.S. Patents 4,957,742
                                                                                            and 5,178,883
